UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2007 (August 17, 2007)

Pennsylvania Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 653-6104

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 17, 2007, Commerce Bank/Harrisburg, N.A., Harrisburg, Pennsylvania (“Bank”), a wholly-owned subsidiary of Pennsylvania Commerce Bancorp, Inc., was informed by the Comptroller of the Currency (the “OCC”) of the United States of America that the OCC is conducting an investigation into certain affairs of the Bank.  The Bank was informed that the investigation includes transactions related to (i) Bank premises; (ii) Bank officers and directors, including their affiliates; and (iii) current and former officers and directors of Commerce Bank, N.A., Philadelphia, including their affiliates.  The Bank intends to cooperate fully with the OCC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pennsylvania Commerce Bancorp, Inc.
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(Registrant)

Date: August 31, 2007	/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer